UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017 (February 24, 2017)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
As previously disclosed, Vanguard Natural Resources, LLC (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Vanguard Natural Resources, et al. Prior to commencing the Chapter 11 Cases, the Debtors entered into a Restructuring Support Agreement, dated as of February 1, 2017 (the “Restructuring Support Agreement”), with (i) certain holders (the “Consenting 2020 Noteholders”) of the 7.875% Senior Notes due 2020 (the “Senior Notes due 2020”); (ii) certain holders (the “Consenting 2019 Noteholders and, together with the Consenting 2020 Noteholders, the “Consenting Senior Noteholders) of the 8 3/8% Senior Notes due 2019 (the “Senior Notes due 2019,” and all claims arising under or in connection with the Senior Notes due 2020 and Senior Notes due 2019, the “Senior Note Claims”); and (iii) certain holders (the “Consenting Second Lien Noteholders”) of the 7.0% Senior Secured Second Lien Notes due 2023.
Backstop Commitment Agreement
As contemplated by the Restructuring Support Agreement, on February 24, 2017, the Company entered into a Backstop Commitment and Equity Investment Agreement (the “Backstop Commitment Agreement”) with the commitment parties thereto (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties, which are also Consenting Senior Noteholders under the Restructuring Support Agreement, have agreed to backstop a total of $255.75 million in new-money investments in the Debtors pursuant to rights offerings to be conducted in accordance with the Plan. The investments consist of (i) a $127.875 million rights offering (the “Rights Offering”) of new equity in a reorganized Company (the “Rights Offering Units”), which will be offered pro rata to all holders of Senior Note Claims, and (ii) a $127.875 million equity investment, pursuant to which the Commitment Parties will purchase new equity in the reorganized Company (the “4(a)(2) Backstop Commitment Units”). The Company will offer the Rights Offering Units and 4(a)(2) Backstop Commitment Units each at a 25% discount to the Company’s total enterprise value. The Commitment Parties have agreed to purchase their pro rata share of the Rights Offering Units to which holders of Senior Note Claims who are not among the Commitment Parties do not duly subscribe (the “Unsubscribed Units”) pursuant to the Rights Offering (the “Backstop Commitment”). Certain of the Commitment Parties have also agreed to make any part of the Equity Contribution not made by the Second Lien Investors pursuant to the Equity Commitment Agreement, as described below.
Subject to Bankruptcy Court approval, the Debtors will pay (i) to the Senior Commitment Parties (as defined in the Backstop Commitment Agreement) a commitment premium of new equity securities in the reorganized Company (or in cash in certain circumstances if the transactions contemplated by the Backstop Commitment Agreement are not consummated) equal to $15,345,000, which is an amount equal to 6.0% of the total of Rights Offering Units together with the 4(a)(2) Backstop Commitment Units (the “Commitment Premium”) and (ii) to the Commitment Parties reimbursement of expenses, in each case, in accordance with the terms of the Backstop Commitment Agreement. The Commitment Premium shall be fully earned and nonrefundable as of the date of the Bankruptcy Court order approving the Company’s entry into the Backstop Commitment Agreement. The Commitment Premium shall be paid to the Senior Commitment Parties pro rata according to the amount of their respective Backstop Commitments on the effective date of the Plan, provided that no Commitment Premium will be paid with respect to a Commitment Party that defaults on its Backstop Commitment.
The reorganized Company will issue the Rights Offering Units in reliance upon the exemption from the registration requirements of the securities laws pursuant to Section 1145 of the Bankruptcy Code (i) to holders of Senior Note Claims pursuant to the terms set forth in the Rights Offering procedures and (ii) to the Commitment Parties in respect of their Commitment Premium. The reorganized Company will issue all 4(a)(2) Backstop Commitment Units, and any Unsubscribed Units purchased by the Commitment Parties, to the Commitment Parties in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). As a condition to the closing of the transactions contemplated by the Backstop Commitment Agreement, the Company will enter into a registration rights agreement with the Commitment Parties entitling such Commitment Parties to request that Company register their equity securities in the Company for sale under the Securities Act at various times.
The Commitment Parties’ commitments to backstop the Rights Offering, and the other transactions contemplated by the Backstop Commitment Agreement, are conditioned upon the satisfaction of all conditions to the effectiveness of the Plan and other applicable conditions precedent set forth in the Backstop Commitment Agreement. The issuances of the Rights Offering Units and 4(a)(2) Backstop Commitment Units pursuant to the Rights Offering and the Backstop Commitment Agreement are

conditioned upon, among other things, confirmation of the Plan by the Bankruptcy Court, and the Plan’s effectiveness upon the Company’s emergence from its Chapter 11 Cases.
The foregoing description of the Backstop Commitment Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Backstop Commitment Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Equity Commitment Agreement
Concurrently with the Backstop Commitment Agreement, on February 24, 2017, the Company entered into an Equity Commitment Agreement (the “Equity Commitment Agreement”) with certain of the Consenting Second Lien Noteholders (the “Second Lien Investors”) to purchase $19.25 million in equity (the “Equity Contribution”) in the reorganized Company at a 25% discount to the Company’s total enterprise value. The Debtors do not owe the Second Lien Investors a fee for the Equity Contribution (other than the reimbursement of certain of their expenses pursuant to the Equity Commitment Agreement).
The foregoing description of the Equity Commitment Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Equity Commitment Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.
 Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Backstop Commitment Agreement, dated as of February 24, 2017, among the Company and the Commitment Parties thereto

10.2	Equity Commitment Agreement, dated as of February 24, 2017 among the Company and the Investors party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
Dated: March 2, 2017		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Backstop Commitment Agreement, dated as of February 24, 2017, among the Company and the commitment parties thereto

10.2	Equity Commitment Agreement, dated as of February 24, 2017 among the Company and the Investors party thereto